Debt	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
Debt

Note 15. Debt

Long-term debt and short-term borrowings consisted of the following (in millions):

	December 31,
	2011	2010
Senior Credit Facility:
Revolving Credit Facility, maturing 2013 maturing 2011	$—	$—
Senior Notes, interest at 7.875%, settled 2011	—	609
Senior Notes, interest at 6.25%, maturing 2013	500	504
Senior Notes, interest at 7.875%, maturing 2014	497	490
Senior Notes, interest at 7.375%, maturing 2015	450	450
Senior Notes, interest at 6.75%, maturing 2018	400	400
Senior Notes, interest at 7.15%, maturing 2019	245	245
Mortgages and other, interest rates ranging from 1.00% to 9.00%, various maturities	105	159

	2,197	2,857
Less current maturities	(3)	(9)

Long-term debt	$2,194	$2,848

Aggregate debt maturities for each of the years ended December 31 are as follows (in millions):

2012	$3
2013	505
2014	502
2015	455
2016	39
Thereafter	693

$2,197

The Company maintains lines of credit under which bank loans and other short-term debt are drawn. In addition, smaller credit lines are maintained by the Company’s foreign subsidiaries. The Company had approximately $1.5 billion of available borrowing capacity under its domestic and foreign lines of credit as of December 31, 2011. The short-term borrowings under these lines of credit at December 31, 2011 and 2010 were de minimus.

The Company is subject to certain restrictive debt covenants under its short-term borrowing and long-term debt obligations including defined financial covenants, limitations on incurring additional debt, ability to pay dividends, escrow account funding requirements for debt service, capital expenditures, tax payments and insurance premiums, among other restrictions. The Company was in compliance with all of the short-term and long-term debt covenants at December 31, 2011.

During the year ended December 31, 2011, the Company entered into a credit agreement which provided a loan of approximately $38 million, which is due in 2016, and is secured by one of its owned hotels. Proceeds from this loan were used to pay off an existing credit agreement that was due in 2012.

During the year ended December 31, 2011, the Company redeemed all of the outstanding 7.875% Senior Notes due 2012, which had a principal amount of approximately $605 million. In connection with this transaction, the Company terminated two interest rate swaps related to the 7.875% Senior Notes, which had notional amounts totaling $200 million (see Note 23). As a result of the early redemption of the 7.875% Senior Notes, the Company recorded a net charge of approximately $16 million in interest expense, net of interest income line item in its statement of income, representing the tender premiums, swap settlements and other related redemption costs.

During the year ended December 31, 2011, the Company sold its interest in a consolidated joint venture which resulted in the buyer assuming approximately $57 million of the Company’s mortgage debt.

During the year ended December 31, 2011, the Company entered into two interest rate swaps with a total notional amount of $100 million, whereby the Company pays floating and receives fixed interest rates (see Note 23).

On April 20, 2010, the Company entered into a $1.5 billion senior credit facility. The facility matures on November 15, 2013 and replaces the previous $1.875 billion revolving credit agreement, which would have matured on February 11, 2011. The new facility includes an accordion feature under which the Company may increase the revolving loan commitment by up to $375 million subject to certain conditions and bank commitments. The multi-currency facility enhances the Company’s financial flexibility and is expected to be used for general corporate purposes. The Company had no borrowings under the senior credit facility and $171 million of letters of credit outstanding as of December 31, 2011.